UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

May 17, 2005
Date of Report (Date of earliest event reported)

CALL NOW, INC.

(Exact name of registrant as specified in its charter)

NEVADA	0-271160	65-0337175

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.

1 Retama Parkway
Selma, Texas 78154

(Address of principal executive offices) (Zip Code)

(210) 651-7145

Registrant’s telephone number, including area code

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 4.01 Changes In Registrant’s Certifying Accountant.

On May 17, 2005, Killman, Murrell & Company, P.C. resigned as Registrant’s independent auditor. During the Registrant’s two most recently completed fiscal years and the subsequent interim period preceding the resignation of Killman, Murrell & Company, P.C., there were no disagreements with Killman, Murrell & Company, P.C. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of Killman, Murrell & Company, P.C. would have caused it to make reference to the subject matter of the disagreement in connection with any reports it would have prepared on the Registrant’s financial statements. In connection with the audit of the Company’s financial statements for the fiscal year ended December 31, 2004 Killman, Murrell & Company, P.C. advised the Company that there were material weaknesses in its internal controls because of the Company’s lack of a conventional set of formal books and records such as a general ledger where the monthly transactions are recorded. Rather, the Company relies on source documents in the preparation of its financial statements.

Killman, Murrell & Company, P.C. was engaged to audit the Company’s financial statements for the fiscal year ended December 31, 2004 and did not issue any reports on the financial statements of the Company for either of the past two fiscal years. The reports on the Company’s financial statements for the two fiscal years ended December 31, 2003 were issued by Clyde Bailey PC and did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

The Registrant’s Board of Directors has been advised of but has not approved the resignation of accountants described herein. The Company’s Board of Directors has not discussed the lack of internal controls with Killman, Murrell & Company, P.C. The Company plans to authorize Killman, Murrell & Company, P.C. to respond fully to the inquiries of the successor accountant regarding weaknesses in the Company’s internal controls.

The Registrant requested Killman, Murrell & Company, P.C. to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements of Registrant herein and, if not, stating the respects in which it does not agree. A copy of the response of Killman, Murrell & Company, P.C. is attached as an exhibit to this report.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

c)	Exhibits:

Exhibit No.	Description

16.1	Letter of former accountants, Killman, Murrell & Company, P.C.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALL NOW INC.
Date: May 23, 2005	By:	/s/ Thomas R. Johnson
Thomas R. Johnson, Chief Executive Officer